NeurAxis, Inc.



Reimagining an Evidence-Based, Drug Free Alternative For Children

September 21, 2023

NeurAxis is committed to providing solutions that create value and provide better patient outcomes. We believe in improving lives and minimizing suffering. Through innovation and research, we are reimagining the future of patient care.

Forward Looking Statements

Information included herein has been prepared by NeurAxis, Inc. ('NeurAxis') or obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by and should not be construed as a representation by NeurAxis or any other person.

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects NeurAxis's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or NeurAxis actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as 'may', 'will', 'could', 'would', 'should', 'plan', 'predict', 'potential', 'project', 'expect', 'estimate', 'anticipate', 'intend', 'goal', 'strategy', 'believe', and similar expressions and variations thereof. Forward-looking statements may include statements regarding NeurAxis's business strategy, the market size and potential growth opportunities of NeurAxis current and future product candidates, capital requirements and use of proceeds, pre-clinical and clinical development activities, the timeline for, and results of, clinical trials, regulatory submissions, and potential regulatory approval and commercialization of its current and future product candidates. Although NeurAxis believes that the expectations reflected in such forward-looking statements are reasonable, such statements are based upon numerous estimates and assumptions with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to the business of NeurAxis, all of which are difficult to predict and many of which are beyond the control of NeurAxis. NeurAxis cannot guarantee future events, results, actions, levels of activity, performance or achievements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading 'Risk Factors' in NeurAxis's filings with the Securities and Exchange Commission as well as risks, uncertainties and assumptions relating to or arising from: (1) the ability to integrate any potential new product candidates into NeurAxis's business in a timely and cost-efficient manner; (2) the cooperation of our contract manufacturers, clinical study partners and others involved in the development of our current and future product candidates; and (3) changes in applicable laws or regulations. Actual results and the timing of events could differ from those anticipated in such forward-looking statement as a result of these risks.

These forward-looking statements speak only as of the date of this presentation and NeurAxis undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

This presentation also contains estimates and other statistical data made by independent parties and by NeurAxis relating to market shares and other data about the neuromodulation industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

This PowerPoint discusses ongoing research activities and investor-directed information with percutaneous electrical nerve field stimulator (PENFS) technology. Please note, that the PowerPoint includes information about technology and intended uses of that technology which have not been reviewed or approved/cleared by the U.S. FDA, and is being provided for informational purposes only. NeurAxis does not recommend or suggest the use of its PENFS™ IB-Stim™ device for uses beyond those that are cleared by the U.S. FDA. See https://ibstim.com/important-information/.

NeurAxis PENFS[1]: First FDA Indicated Treatment for Pediatric FAP/IBS[2]

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth

Large Global Market with Significant Unmet Need

- $30B+ TAM[3] for target pipeline indications
  - $9B+ TAM[3] for target pediatric indications (near-to-mid term)
  - $21B+ TAM[3] for target adult indications (mid term)
- Large unmet clinical need: high refractory, off label pharmacological treatments with adverse side effects

Unique, Innovative Product Supported by Clinical Evidence

- Novel treatment targeting the brain-gut-axis
- Differentiated PENFS technology
- 700+ published patients[4] by Q1 2024
- Easy-to-learn and efficient procedure

Clear Commercial Pathway

- FDA De Novo clearance
- Technology specific CPT billing code
- Major Insurance Payer Coverage initiated
- Strong IP on Device and Method

Seasoned Management and Board

- Experienced management team and Board of Directors
- Operations and infrastructure built to scale
- Path to profitability

1. Percutaneous Electrical Nerve Field Stimulation
2. FAB/IBS: Functional Abdominal Pain/Irritable Bowel Syndrome
3. Total Addressable Market (TAM) - Calculated by the total number of patients we target to treat multiplied by the revenue potential from each patient
4. Published patient - a patient who went through a study and the study was analyzed and now the study has been published in a peer-reviewed journal

$30B+ Total Addressable U.S. Market for Pipeline Indications

Near-to-mid term Target



$1B
CINV
$3B
Vomiting
$2B
Concussion
$9B
Pediatric
TAM*
$1B
FAP/IBS
$2B
Functional
Dyspepsia
(Nausea)

Mid-term Target



$12B
FAP/IBS
$21B+
Adult
TAM*
$9B
Cyclic
Vomiting

Why Pediatrics?

- Significant unmet need
- Lack of FDA approved treatment options
- Single call point for future indications

Entering Pediatric markets first with:

- First FDA cleared treatment for Pediatric FAP/IBS
- Growing Body of Clinical Evidence
- Coding, Coverage and Payment
- KOL and AAP/NASPGHAN endorsement

* Total Addressable Market (TAM) - Calculated by the total number of patients we target to treat multiplied by the revenue potential from each patient

NeurAxis

DGBIs: A Problem with an Unmet Need

- No approved therapies for children with abdominal pain related disorders of the gut-brain interactions (DGBIs)
- Disorders negatively impacts quality of life and ability to function (attend school, sports, and social activities)
- Insufficient data to support the use of the most prescribed drugs, some with serious side-effects
- A growing number of families and providers are seeking non-pharmacologic alternatives for children




Gut-Brain Axis

Abnormal processing of signals to and from the gut

↓

Disorders of the Gut-Brain Interaction (DGBIs)

- Functional Dyspepsia
- Irritable Bowel Syndrome
- Cyclic Vomiting Syndrome


ROME V
Disorders of Gut-Brain Interaction
FIFTH EDITION


Special Issue
Gastroenterology
Rome IV
Functional Gastrointestinal Disorders:
Disorders of Gut-Brain Interaction

Functional Dyspepsia – pain or discomfort located in the upper abdomen

Irritable Bowel Syndrome (IBS) –characterized by abdominal discomfort or pain associated with defecation or a change in bowel habit.

Cyclic Vomiting Syndrome – recurrent episodes of intense nausea and vomiting lasting hours to days with intervals of normal wellbeing lasting weeks to months.

Data Does Not Support Standard Pharmacotherapy in Children with IBS

No data to support use of Antidepressants in Children with Functional Abdominal Pain:

- Amitriptyline (TCA) did not beat placebo in RCT[1]
- Citalopram (SSRI) did not beat placebo in RCT[2]

Significant Risk of TCA Side Effects in Children:

- Increased risk of suicidal ideation (black box warning)[3]
- Mood changes
- EKG disturbance[4]
- Long-term risk of dementia[5]

Substantial Patient Need for Safe & Effective, Non-Pharmacological Alternatives:

- Growing number of families seeking alternative therapies for pain in children[6]

1. Saps M, Youssef N, Miranda A, et al. Multicenter, randomized, placebo-controlled trial of amitriptyline in children with functional gastrointestinal disorders. *Gastroenterology.* 2009;137:1261-1269.
2. Roohafza H, Pourmoghaddas Z, Saneian H, Gholamrezaei A. Citalopram for pediatric functional abdominal pain: a randomized, placebo-controlled trial. Neurogastroenterol Motil. 2014;26:1642-1650.
3. Jick H, Kaye JA, Jick SS. Antidepressants and the risk of suicidal behaviors. JAMA. 2004;292:338-343.
4. Chogle A, Saps M. Electrocardiograms changes in children with functional gastrointestinal disorders on low dose amitriptyline. World J Gastroenterol. 2014;20:11321-11325.
5. Coupland CAC, Hill T, Dening T, Morriss R, Moore M, Hippisley-Cox J. Anticholinergic Drug Exposure and the Risk of Dementia: A Nested Case-Control Study [published online ahead of print, 2019 Jun 24]. JAMA Intern Med. 2019;179:1084-1093.
6. Groenewald CB, Beals-Erickson SE, Ralston-Wilson J, Rabbitts JA, Palermo TM. Complementary and Alternative Medicine Use by Children With Pain in the United States. Acad Pediatr. 2017;17:785-793.

Percutaneous Electrical Nerve Field Stimulation (PENFS)

How Does Neuromodulation Work?


*


Superficial temporal a.
Perforating branches
Anterior auricular aa.
Maxillary a.
Posterior auricular a.
External carotid a.


-Trigeminal (V)
-Facial (VII)
-Glossopharyngeal (IX)
-Vagus (X)

1. Access

Direct access to central nervous system (CNS) through peripheral cranial nerves

2. Stimulate

Stimulation reduces firing of amygdala

3. Change

Induces changes in brain pathways/connectivity

* Second Generation Device Pictured

Established Technology with Demonstrated Safety and Efficacy



IB-STIM

What is IB-Stim™

- PENFS system intended for patients 11-18 years of age with functional abdominal pain (FAP) associated with IBS
- Aids in pain reduction via neuromodulation to branches of Cranial Nerves (V,VII,IX and X)
- Non-drug and non-surgical device therapy that can be placed in an outpatient clinic
- Used 120 hours per week for up to 3-4 consecutive weeks*

FDA De Novo Clearance

CPT CAT III Effective July 1,2022

* FDA guidance of 3 weeks not to exceed 4 weeks

IB-Stim™ Advantages Over Traditional Care


IB-STIM

IB-Stim™		Traditional Care
FDA Indicated	FDA Clearance	No FDA Approved Treatments
Non-Drug Alternative	Physicians/ Parents	Rx often Containing FDA Black Box Labels
Minimal	Side Effects	Suicidal Ideation, Depression, & Weight Gain
Targets The Brain Gut Axis	Delivery	Localized and Peripheral



MASSACHUSETTS

Medical Policy

Percutaneous Electrical Nerve Field Stimulation for Irritable Bowel Syndrome

Table of Contents

Policy Number: 922
BCBSA Reference Number: N/A
NCD/LCD: N/A

Related Policies
Cranial Electrotherapy Stimulation and Auricular Electrostimulation #382

Policy[1]
Commercial Members: Managed Care (HMO and POS), PPO, and Indemnity
Medicare HMO Blue℠ and Medicare PPO Blue℠ Members

IB-STIM® may be considered **MEDICALLY NECESSARY** in children and adolescents when **ALL** of the

DRAFT

Patient Journey

1. Persistent Pain

Patient experiences frequent and often debilitating abdominal pain (weeks, months or years)

2. Consultation

General Pediatrician

- Pain is generalized, non-specific, showing no "red flags"
- Counsels on lifestyle changes
  - If no benefit, trial of medication
  - If no benefit, referral to Pediatric Gastroenterologist

Families often skip PCP since referral is not required

Pediatric Gastroenterologist

- Blood work (CBC, metabolic panel, inflammatory markers, celiac screen) and stool test
  - If negative, treatment with medication is started
    - Antidepressants (TCAs and SSRIs) used for pain
    - Anti-histamine (Cyproheptadine)
    - Anti-spasmodics (Hyoscyamine)
    - Cognitive behavioral therapy, where available

FDA cleared IB-Stim™ can be used first vs. traditional, off-label pharmacotherapy-based approach

3. Placement

- Outpatient (in-office) procedure placement by acting Physician
- Requires no anesthesia

4. Use/Care

- Stays on for 120 hours (5 days)
- No special care requirements except to avoid getting wet

5. Follow-Up

- Patient takes off at home after 5 days, gets a 2-day break, then visits a physician for next prescribed treatments for up to 4 weeks.
- Further follow up visits / titration as needed

IB-Stim™ Research – By the Numbers

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth

14 Current Publications

16 Publications Expected by end of 23'

10 Types of Studies

- Double Blind Placebo Controlled
- Long-Term Data
- Registry Data
- Clinical fMRI Study
- Quality of Life Data
- Real World Clinical Data
- Animal Mechanistic Study
- Head-to-Head vs. SoC
- Health Economic Study
- Safety Data

13 Children's Hospital Study Sites

- Boston Children's Hospital
- Riley Children's Health, Indiana University Health
- Cincinnati Children's
- CHOC Children's
- Children's Wisconsin
- Duke Children's

NeurAxis PENFS Technology: 14 Peer-Reviewed Publications To-date

Percutaneous Electrical Nerve Field Stimulation Compared to Standard Medical Therapy in Adolescents with Func... Abdominal Pain Disorders

Neha R. Santucci[1,2*] Rashmi Sahay[1] Khalil I. El-Chammas[1,2] Kahleb Graham[1,2] Mikaela Wheatley[1,2] Madeleine V... ...nifer Hardy[1] Lin Fei[1]

Effect of percutaneous electrical nerve field stimulation on mechanosensitivity, sleep, and psychological comorbidities in adolescents with functional abdominal pain disorders

Neha R Santucci[1] | Christopher King[2] | Khalil I. El-Chammas[1] | Anundorn Wongteerasut[1] | Alisara Damrongmanee[1] | Kahleb Graham[1] | Lin Fei[3] | Rashmi Sahay[3] | Cheryl Jones[1] | Natoshia R. Cunningham[4] | Robert C Coghill[2]

PERCUTANEOUS ELECTRICAL NERVE FIELD STIMULATION MODULATES CENTRAL PAIN PATHWAYS AND ATTENUATES POST-INFLAMMATORY VISCERAL AND SOMATIC HYPERALGESIA IN RATS

REJI BABYGIRIJA,[a] MANU SOOD,[a] PRADEEP KANNAMPALLI,[b] JYOTI N. SENGUPTA[a,b] AND ADRIAN MIRANDA[a*]

[a] Department of Pediatrics, Division of Gastroenterology and Hepatology, Medical College of Wisconsin, Milwaukee, WI, United ... of Gastroenterology and ... Wisconsin, Milwaukee, WI,

Key words: amygdala, visceral hyperalgesia, colitis, spinal neurons, auricular stimulation.

Percutaneous Electrical Nerve Field Stimulation in Children and Adolescents With Functional Dyspepsia—Integrating a Behavioral Intervention

Neha R. Santucci, MD[1,2]; Alan J. Beigarten, MS[1]; Fatima Khalid, MS[1]; Khalil I. El-Chammas, MD[1,2]; Kahleb Graham, MD[1,2]; Rashmi Sahay, MD[3]; Lin Fei, PhD[3]; Kristin Rich, PhD[2,4]; Michael Mellon, PhD[2,4]

Percutaneous Electrical Nerve Field Stimulation Improves Comorbidities in Children with Cyclic Vomiting Syndrome

Katja Karrento[1*], Liyun Zhang[2], William Conley[1], Zeeshan Qazi[3], Thangam Venkatesan[4], Pipp... Simpson[2], B U. Li[1]

Impact of auricular percutaneous electrical nerve field stimulation on gut microbiome in adolescents with irritable bowel syndrome: A pilot study

Geetanjali Bora, Samantha N. Atkinson, Amy Pan, Manu Sood, Nita Salzman, Katja Karrento

Prospective study of the effect of auricular percutaneous electrical nerve field stimulation on quality of life in children with pain related disorders of gut-brain interaction

Ashish Chogle[1*], Kaajal Visnagra[2], Jamie Janchoi[1,3], Tammy Tran[1], Rachel Davis[1], Nicole Callas[1] and Elisa Ornelas[1,3]

Efficacy of Auricular Neurostimulation in Adolescents With Irritable Bowel Syndrome in a Randomized, Double-Blind Trial

Amornluck Krasaelap,* Manu R. Sood,‡ B U. K. Li,* Rachel Unteutsch,* Ke Yan,‡ Melodee Nugent,‡ Pippa Simpson,‡ and Katja Kovacic*

Neurostimulation for abdominal pain-related functional gastrointestinal disorders in adolescents: a randomised, double-blind, sham-controlled trial

Katja Kovacic, Keri Hainsworth, Manu Sood, Gisela Chelimsky, Rachel Unteutsch, Melodee Nugent, Pippa Simpson, Adrian Miranda

The microbiome in adolescents with irritable bow... and changes with percutaneous electrical nerve field stimulation

Daniel F. Castillo[1,2] | Lee A. Denson[1,2] | David B. Haslam[3] | Kevin A. Hommel[4] | Nicholas J. Ollberding[2,5] | Rashmi Sahay[5] | Neha R. Santucci[1,2]

Minimal adverse effects profile following implantation of periauricular percutaneous electrical nerve field stimulators: a retrospective cohort study

Arthur Roberts[1], Alec Sithole[2], Marcos Sedghi[3], Charles A Walker[4], Theresa M Quinn[5]

Feasibility of Auricular Field Stimulation in F... by Functional Magnetic Resonance Imaging, Randomized Trial

Anna Woodbury, MD*,† Venkatagiri Krishnamurthy, PhD*,† Melat Gebre, MD* Vitaly Napadow, PhD‡ Corinne Bicknese, MD* Mofei Liu, MSPH§ Joshua Lukemire, MS§ Jerry Kalangara, MD*,† Xiangqin C...

Impaired Vagal Efficiency Predicts Auricular Neurostimulation Response in Adolescent Functional Abdominal Pain Disorders

Katja Kovacic, MD[1], Jacek Kolacz, PhD[2,3], Gregory F. Lewis, PhD[2-4] and Stephen W. Porges, PhD[2,5]

Am J Gastroenterol 2020;115:1534–1538. https://doi.org/10.14309/ajg.0000000000000753

Percutaneous Electrical Nerve Field Stimulation for Drug-Refractory Pediatric Cyclic Vomiting Syndrome

Karrento, Katja MD*; Venkatesan, Thangam MD†; Zhang, Liyun MSc‡; Pawela, Louis BS*; Simpson, Pippa PhD‡; Li, B U.K. MD*

Growing Body of Clinical Evidence



THE LANCET
Gastroenterology & Hepatology
Nov
2017
Articles
Articles
Health Policy

Improvement of Global Symptoms in Patients with Irritable Bowel Syndrome



Global Symptom Improvement
%
100
90
80
70
60
50
40
30
20
10
0
82
26
*
67
22
#
48
22
≥2
≥3
≥4
PENFS
Sham

*Percent of patients reporting improvement of global symptoms using Symptom Response Scale score ≥2 (*p≤0.001), ≥3 (#p=0.002) and ≥4 (p=0.077)

Kovacic K, et al. Neurostimulation for abdominal pain-related functional gastrointestinal disorders in adolescents: a randomized, double-blind, sham-controlled trial. *Lancet Gastroenterol Hepatol*. 2017;2(10):727-737.

NeurAxis

FDA Benchmark for Clinically Meaningful Endpoint

≥30% Improvement in Pain


IB-Stim
Sham
70"
60"
50"
40"
30"
20"
10"
0"
% Responders
02
**
Worst Pain

Treatment for abdominal pain-related functional gastrointestinal disorders in adolescents:

Number Needed to Treat (NNT):
The number of patients that need to be treated for one patient to get the targeted improvement (≥30% improvement).

IB-Stim NNT=3

IBS drugs in adults (lubiprostone, linaclotide, and rifaximin) NNT=6 to 14[2]

NeurAxis

1. Kovacic K, et al. Neurostimulation for abdominal pain-related functional gastrointestinal disorders in adolescents: a randomized, double-blind, sham-controlled trial. *Lancet Gastroenterol Hepatol.* 2017;2(10):727-737.
2. Kashikar-Zuck S, Flowers SR, Claar RL, et al. Clinical utility and validity of the Functional Disability Inventory among a multicenter sample of youth with chronic pain. Pain. 2011;152:1600-1607.

Functional Disability Scores at Long-Term Follow-Up


IB-STIM

Improvement in Functional Disability in Patients with Irritable Bowel Syndrome


20
18
16
14
12
10
8
6
4
2
0
Moderate disability
Minimal disability
p=0.01
*
Baseline
Follow up 2-3 months
Sham Device
IB-Stim

Improving functional disability (attending school and activities) is a marker of overall health and clinically meaningful beyond subjective pain measures

* Based on functional disability index (FDI) developed and validated tool to assess difficulties in daily functioning due to chronic pain.

Kovacic K, et al. Neurostimulation for abdominal pain-related functional gastrointestinal disorders in adolescents: a randomized, double-blind, sham-controlled trial. *Lancet Gastroenterol Hepatol.* 2017;2(10):727-737.

NeurAxis

IB-Stim™ Long Term Data: Cincinnati Children's Hospital Cont.


IB-STIM

Effect of percutaneous electrical nerve field stimulation on mechanosensitivity, sleep, and psychological comorbidities in adolescents with functional abdominal pain disorders

Neha R Santucci[1] | Christopher King[2] | Khalil I. El-Chammas[1] | Anundorn Wongteerasut[1] | Alisara Damrongmanee[1] | Kahleb Graham[1] | Lin Fei[3] | Rashmi Sahay[3] | Cheryl Jones[1] | Natoshia R. Cunningham[4] | Robert C Coghill[2]

- Used validated measures with short and long-term follow-up.
- Symptoms continued to be significantly improved from baseline at 6-12 months post- treatment.


Abdominal Pain Index
2.8
1.9
P<0.0001
1.4
BASELINE
WEEK 4
6-12 MONTHS


Functional Disability Index
19
15.5
P<0.0001
10.1
BASELINE
WEEK 4
6-12 MONTHS

*Santucci NR et. al. Effect of percutaneous electrical nerve field stimulation on mechanosensitivity, sleep, and psychological comorbidities in adolescents with functional abdominal pain disorders. Neurogastroenterol Motil. 2022;34:e14358.


IB-STIM

Percutaneous electrical nerve field stimulation compared to standard medical therapy in adolescents with functional abdominal pain disorders

Neha R. Santucci[1,2*], Rashmi Sahay[1], Khalil I. El-Chammas[1,2], Kahleb Graham[1,2], Mikaela Wheatley[1,2], Madeleine Vandenbrink[2], Jennifer Hardy[1] and Lin Fei[1]

IB-Stim was equivalent or better than standard medications used for FAPDs

TABLE 2 Changes in measures in each group.

Treatment	Measure	Visit	LS means (LCL, UCL)	Diff LS means (LCL, UCL)[a]	*p*-value
PENFS	API	Baseline	2.776 (2.398, 3.153)		
		3 mFU	2.006 (1.512, 2.499)	−0.77 (−1.169, −0.371)	0.001
	NSS	Baseline	2.45 (2.039, 2.861)		
		3 mFU	1.738 (1.01, 2.466)	−0.712 (−1.456, 0.032)	0.059
	FDI	Baseline	20.244 (16.09, 24.399)		
		3 mFU	14.382 (8.215, 20.55)	−5.862 (−11.652, −0.073)	0.048
Cypro-heptadine	API	Baseline	3.555 (2.77, 4.34)		
		3 mFU	3.252 (2.456, 4.049)	−0.303 (−1.022, 0.416)	0.377
	NSS	Baseline	2.603 (2.026, 3.181)		
		3 mFU	2.054 (1.463, 2.645)	−0.550 (−1.259, 0.160)	0.117
	FDI	Baseline	23.785 (19.161, 28.408)		
		3 mFU	20.604 (15.161, 26.047)	−3.181 (−8.053, 1.691)	0.185
Amitriptyline	API	Baseline	3.113 (2.045, 4.182)		
		3 mFU	2.3 (1.186,3.413)	−0.814 (−1.553, −0.074)	0.034
	NSS	Baseline	2.007 (1.192, 2.822)		
		3 mFU	1.445 (0.579, 2.311)	−0.562 (−1.262, 0.138)	0.101
	FDI	Baseline	15.944 (8.352, 23.537)		
		3 mFU	11.709 (2.597, 20.82)	−4.236 (−12.195, 3.723)	0.259

Examined using Chi square test.
PENFS, percutaneous electrical nerve field stimulation; API, abdominal pain index; NSS, nausea severity scale; FDI, functional disability inventory; LS, least square; LCL, lower control limit; UCL, upper control limit.
[a]negative values indicate reduction in outcome scores from baseline to 3month Follow Up visit.


Abdominal pain (API)
LSMean(95%CI)
4.0
3.5
3.0
2.5
p=0.21
p=0.04
p=0.64
Amitriptyline
Cyproheptadine
PENFS
Groups
Functioning (FDI)
LSMean(95%CI)
25
20
15
10
p=0.03
p=0.22
p=0.21
Amitriptyline
Cyproheptadine
PENFS
Groups

NeurAxis

IB-Stim™ vs. Drugs Competitive Landscape

		Antidepressants		Adult Use (Peripherally Acting at the Gut Level)			
	IB-Stim™	**Amitriptyline**	**Citalopram**	**Amitiza**	**Linzess**	**Trulance**	**Viberzi**
FDA Approved for IBS in Children and Adolescents	✓						
Improves Functional Disability	✓						
Targets Brain-Gut Axis	✓	✓	✓				
Better Than Placebo for Pain in IBS	✓			✓	✓	✓	✓
Improves Pain Catastrophizing	✓						
Improves Global and Somatic Symptoms	✓						
Most Serious Potential Side Effects	Localized Skin Irritation	Suicidal Ideation, Dementia (long term use)	Suicidal Ideation, Dementia (long term use)	Abdominal Pain, Allergic Reaction	Diarrhea, Abdominal Pain	Diarrhea, Serious Allergic Reaction	Pancreatitis, Serious Allergic Reaction, Intestinal Obstruction
Easily Accessible	✓	✓	✓	✓	✓	✓	✓

FDA Pipeline - Indications and Timelines

Indication	Clinical Study*
Functional Abdominal Pain & Irritable Bowel Syndrome - Pediatric	Children's Wisconsin RCT**
Functional Dyspepsia (Nausea) - Pediatric	Multi-center Prospective Registry
Post-Concussion - Pediatric	Children's Hospital of Orange County RCT**
Chemotherapy-Induced Nausea & Vomiting - Pediatric	Children's Wisconsin Single Blind
Cyclic Vomiting Syndrome - Pediatric	Multi-center RCT**
Functional Abdominal Pain & Irritable Bowel Syndrome - Adult	UCLA RCT**



2023E
2024E
2025E
2026E
2027E
FDA

Clinical Study | FDA Submission | FDA Indication | Launch / Commercialization

* Independently sponsored clinical studies; NeurAxis contributes to research funding, devices and other costs. **RCT – Randomized Controlled Clinical Trial

NeurAxis

IB-Stim Reimbursement
Market Access Plan Established


IB-STIM

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth

Publications

- Versus Placebo (Completed)
- Long-term Study (Completed)
- Health Economic Study (Completed)
- Registry Data (Completed)
- Quality of Life Study (Completed)
- Head-to-Head Study (Completed)

Academic Society Support

- NASPGHAN Written Support
- AAP Written Support

Successful Proof-of-Concept Coverage Policies

- BCBS Massachusetts
- BSBS Nebraska
- Quartz Wisconsin
- BCBS South Carolina

CPT Billing Code

- CAT III (Effective July 2022)
- CAT I Application (June 2024)
- CAT I Code (Effective January 2026)

2022 | 2023E | 2024E | 2025E | 2026E

Regulatory/Clinical

- 2022: 140 Published Patients
- 2023E: 700+ Published Patients
- 2023E: 16 Published Studies
- 2024E: FDA Indication: Functional Dyspepsia
- 2025E: FDA Indication: Adult FAP/IBS
- 2026E: FDA Indication: Post Concussion Syndrome
- 2026E: FDA Indication: CINV
- 2026E: FDA Indication: Cyclic Vomiting Syndrome

Reimbursement

- 2022: CAT III CPT Effective July 1, 2022
- 2022: 4M Covered Lives
- 2023E: APC Payment Effective January 1, 2023
- 2023E: 10M+ Covered Lives
- 2024E: CAT I Code Submission June 2024
- 2024E: 75M+ Covered Lives
- 2025E: 150M+ Covered Lives
- 2026E: CAT I CPT Effective January 1, 2026
- 2026E: 225M+ Covered Lives

NeurAxis

Go-to-Market Strategy

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth

2023 Policy Coverage

Total Plans	Total # Lives covered
4 plans	4.75M

Insurance plans (% of Comm Lives in State)	# Lives covered
BCBS of MA (45%)	3M
BCBS of SC (49%)	750k
BCBS of Nebraska (47%)	700k
Quartz Wisconsin (10%)	300k

Hiring Senior Market Access Director to Leverage Data and Lead Policy Coverage

Developed ROI Calculator for Payers

On strength of clinical evidence, targeting guideline changes that support IB-Stim™ as standard of care

Commercialization Strategy



Developed ROI Calculator for Accounts

Launched internal Prior Authorization Team

Increasing D2C Marketing in States with Policy Coverage

Hiring W-2 Reps in States with Policy Coverage



Direct Sales Force

Reimbursement Strategy

Technology Specific CPT coding

CPT code*	• CAT III code (0720T)
List Price	• $1,195

Engaging with AAP and NASPGHAN to apply for CAT I CPT code in 2024

Customers



Children's Hospitals
~260 in the U.S.

~33k
U.S. Pediatricians

~10k
U.S. Adult Gastroenterologists

* CPT Code Effective July 1st, 2022

NeurAxis IP Portfolio

- 8 issued and 18 pending patents
  - Device
  - Method
- U.S. IP runs through 2039 for now
- International IP in process
- Freedom to operate completed



United States Patent
United States Patent
United States Patent
PATENTED

Collaborative Contract Manufacturing Partner

In-House Capabilities

- Office and factory in Indiana
- 69,000 square foot facility
  - Offices, factory, environmentally controlled room, warehouse, parts processing, assembly, quality control
- Medical device focused manufacturing established in 1990

Manufacturing Capacity

- Controlled, repeatable, monitored production process
- Kit production capacity sufficient for all NeurAxis projected needs
- New dedicated room built in 2022 for NeurAxis equipment and production
  - All NeurAxis materials now maintained in the room
  - Environmentally controlled build room

Quality Management System

- ISO 13485:2016 Certified
- FDA registered
- ITAR Registered



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IB-STIM

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Medical Advisory Board



Dr. Samuel Nurko

Boston Children's Hospital
Until every child is well



Dr. Carlo Di Lorenzo

Nationwide Children's
When your child needs a hospital, everything matters.



Dr. Rachel Rosen

Boston Children's Hospital
Until every child is well



Dr. Kahlil El-Chammas

Cincinnati Children's
changing the outcome together



Dr. Miranda van Tilburg

UNC School of Medicine



Dr. Leonel Rodriguez

Yale University School of Medicine

Board of Directors



Beth Keyser
Board Member



Mitch Watkins
Board Member



Timothy Henrichs
Board Member



Brian Carrico
Chief Executive Officer, Board Member



Dr. Chris Brown
Director Of Innovation, Founder, Board Member

Collective Experience

Anthem BlueCross BlueShield · TERUMO · RENOVO HOME PARTNERS · ST. JUDE MEDICAL · sharecare · BRIGHTON health plan SOLUTIONS · Follett · BARD

Management Team



Brian Carrico
Chief Executive Officer, Board Member

ST. JUDE MEDICAL
BARD



Dr. Adrian Miranda
Chief Medical Officer

MEDICAL COLLEGE OF WISCONSIN
Children's Hospital of Wisconsin



John Seale
Chief Financial Officer

RBSK PARTNERS PC
AICPA American Institute of CPAs



Dan Clarence
Chief Operating Officer

Shark NINJA
Walmart Save money. Live better.
BLACK+DECKER



Dr. Tom Carrico
Chief Regulatory Officer

INTEGRATIVE HEALTH CARE PARTNERS



Dr. Chris Brown
Director of Innovation, Founder, Board Member

American Academy of Pain Management

NeurAxis Milestones

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth

2022
- CAT III CPT Code Effective - July 1, 2022
- 6 Publications
- 135 Published Patients
- BCBS MA Policy Coverage
- 4.75M Covered Lives

2023E
- 16 Publications (end 2023)
  - Long-Term Study
  - Health Economic Study
  - Registry Data
  - Quality of Life Study
  - Head-to-Head Study
- 700+ Published Patients
- 10M+Covered Lives (end 2023E)

2024E
- CPT CAT 1 Code Application Submission
- FDA Indication:
  - Functional Dyspepsia (Nausea); 1Q 2024
- 75M+ Covered Lives
- 18 Publications
- 1000+ Published Patients

2025E
- FDA Indications:
  - Adult FAP/IBS; 1Q 2025
- 150M+ Covered Lives

2026E
- CPT CAT 1 Code Effective (Jan 1)
- 225M+ Covered Lives
- FDA Indication:
  - Cyclic Vomiting Syndrome; Mid-2026
  - Post-concussion Syndrome; Q1 2026
  - CINV; Q3 2025

Capital Structure & Financial Snapshot



Masimo
8.39%
Offering
17.34%
Officer
26.35%
Other
47.92%

Financial Snapshot

Revenue

- ~$1.45 million YTD June 2023
- ~$2.7 million in 2022

Gross Margin

- 88.7% YTD June 2023
- 88.9% in 2022

1. Gross Margin includes research devices sold for development/expansion

Key Investment Highlights

Strong Data = Strong Policy Coverage & Reimbursement = Strong Revenue Growth



Large Global Market with Significant Unmet Need

- $30B+ TAM[3] for target pipeline indications
  - $9B+ TAM[3] for target pediatric indications (near-to-mid term)
  - $21B+ TAM[3] for target adult indications (mid term)
- Large unmet clinical need: high refractory, off label pharmacological treatments with adverse side effects

Unique, Innovative Product Supported by Clinical Evidence

- Novel treatment targeting the brain-gut-axis
- Differentiated PENFS technology
- 700+ published patients[4] by Q1 2024
- Easy-to-learn and efficient procedure

Clear Commercial Pathway

- FDA De Novo clearance
- Technology-specific CPT billing code
- Major Insurance Payer Coverage initiated
- Strong IP on Device and Method

Seasoned Management and Board

- Experienced management team and Board of Directors
- Operations and infrastructure built to scale
- Path to profitability

1. Total Addressable Market (TAM) - Calculated by the total number of patients we target to treat multiplied by the revenue potential from each patient
2. Published patient - a patient who went through a study and the study was analyzed and now the study has been published in a peer-reviewed journal

NeurAxis